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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Selected Financial
Data: and to the use of our report dated March 5, 1998, in the Registration Statement on Form 10 of The Resort at Summerlin, Limited Partnership dated February 1, 1999.

                                                       ERNST & YOUNG LLP


Denver, Colorado
February 1, 1999